200 & 201 4199 LOUGHEED HIGHWAY
                                   BURNABY, BC

                               OFFER TO SUB-LEASE

                                     BETWEEN

                                  SAMSPORTS.COM
                                 (SUB-LANDLORD)
                                       AND

                        MERLIN SOFTWARE TECHNOLOGIES INC.
                                  (SUB-TENANT)


Colliers  Macaulay  Nicolls  Inc
("Agent")
Norm  Taylor  (604)  661-0893
Office  Leasing  Division

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                               OFFER TO SUB-LEASE
                         200 & 201 4199 LOUGHEED HIGHWAY
                                   BURNABY, BC
                                (THE "BUILDING")

TO:     SAMSPORT.COM
        ("Sub-Landlord")
        #1210  -  800  5th  Avenue  SW
        Calgary,  Alberta  T2P  3T6

WE:     MERLIN  SOFTWARE  TECHNOLOGIES  INC.
        ("Sub-Tenant")
        420-6450  Roberts  Street
        Burnaby,  BC  V5G  4B1

hereby offer to sub-lease from the Sub-Landlord, upon the following terms and conditions, the premises on the second (2nd) floor of the Building, having a Rentable Area of Three Thousand Seven Hundred (3,700) square feet (the "Sub-Lease Premises"). The floor area of the Sub-Lease Premises is as shown outlined in heavy black on the plan forming Schedule "A" to the Offer to Sub-Lease.

1.     TERM

The Term of the Sub-Lease shall be one (1) year and eleven (11) months commencing on the 1st day of October, 2000 (the "Commencement Date") and expiring on the 30th day of August, 2002.

2.     GROSS  RENT

The Gross Rent including Sub-Tenant's proportionate share of operating costs and property taxes, plus any applicable Goods and Services Tax, shall be payable monthly in advance by the Sub-Tenant on the first day of each month during the Term to the Sub-Landlord. Such Gross Rent shall be based on the Rentable Area of the Sub-Lease Premises and measured in a manner prescribed by the Lease calculated at the rate of Fourteen Dollars ($14.00) per square foot per annum provided the Sub-Landlord leaves the furniture that is currently in the premises for the Sub-Tenant's use and ownership at no cost to the Sub-Tenant.

3.     OPERATING  COSTS  AND  PROPERTY  TAXES

The Sub-Tenant's Proportionate Share of Operating Costs and Property Taxes, plus Goods and Services Tax, are included within Gross Rent outlined in Clause 2 of this Offer to Sub-lease.

4.     EARLY  OCCUPANCY

It is agreed and understood by all parties that the Sub-Tenant shall have the right to occupy the premises prior to the commencement date provided this Offer has been accepted and approved by the Sub-Landlord and Landlord. Such period of occupancy shall be gross rent free with the tenant honouring all other terms and conditions as outlined in the Head Leases.

5.     DEPOSIT

A cheque for Nine Thousand Two Hundred and Thirty Seven Dollars and Sixty Seven Cents ($9,237.67) (the "Deposit") payable to Colliers Macaulay Nicolls Inc., in trust, is tendered herewith as the Deposit and to be credited in payment firstly towards the last month's rent and thereafter towards the rent due, plus any applicable Goods and Services Tax, and to be returned to the Sub-Tenant if this Offer is not completed. In the event the Sub-Tenant defaults under the terms hereof, the Sub-Landlord may terminate this agreement and retain the Deposit on account of damages and not as a penalty, without prejudice to an other remedy.

6.     LEASE

The Sub-Tenant covenants to abide by all the terms of the Sub-Landlord's Lease (the "Lease") with the exception of the terms set out in this Offer which differ from the terms of the Lease. The Sub-Tenant acknowledges having received a copy of the Leases attached hereto as Schedule "B".

The Sub-Tenant shall enter into a Sub-Lease Agreement incorporating the terms of this Offer and the Lease amended where applicable, if requested by the Sub-Landlord who shall prepare the Sub-Lease Agreement at its cost prior to September 15th, 2000, otherwise this Offer together with the Lease shall constitute the Sub-Lease Agreement.

7.     USE

The Sub-Lease Premises shall be used only for the purposes of a general business office.

8.     SOLE  AGREEMENT

There are no agreements, covenants, representations, warranties or conditions in any way relating to the subject matter of this agreement expressed or implied, collateral or otherwise, except as expressly set forth herein.

9.     TIME  OF  THE  ESSENCE

Time is of the essence of this agreement with respect to the covenants contained herein.

10.     DEFINITIONS

Words defined in the Lease and used herein shall have the same meaning ascribed to them by the lease.

11.     CONSENT  OF  LANDLORD

This Offer is subject to the consent of the Landlord in accordance with the terms of the Lease.

12.     AGENT'S  COMMISSION

Agent's commission, plus any applicable Goods and Services Tax, shall be payable by the Sub-Landlord, and is to be deducted from the Deposit on the Commencement Date or occupancy by the Sub-Tenant, whichever first occurs, and the excess Deposit remitted to the Sub-Landlord, or any commission balance due to the Agent remitted by the Sub-Landlord.

13.     OFFER  PROVISIONS

All terms of this Offer shall survive the completion of this transaction and shall not merge. In the event of any conflict between the terms of this Offer and the terms of the Lease, the terms of this Offer shall prevail.

14.     DISCLOSURE

The  Sub-Landlord  and  the  Sub-Tenant  acknowledge  and  agree  that:

(a) in accordance with the Code of Ethics of the Canadian Real Estate Association, Colliers Macaulay Nicolls Inc. (the "Agent") has disclosed that it is representing the Sub-Landlord and the Sub-Tenant in the transaction described in this Agreement;

(b) the Agent, in order to accommodate the transaction described in this Agreement, was and is entitled to pass any relevant information it receives from either party or from any other source to either of the parties as the Agent sees fit, without being in conflict of its duties to either party; and

(c) the Sub-Landlord shall pay the commission and compensation due to the Agent pursuant to the transaction described in this Agreement.

15.     SUB-TENANT'S  CONDITION  PRECEDENT

This  Offer  to  Sub-Lease  is  subject  to  and  conditional  upon:

a) The Sub-Tenant's review and approval of the head leases between the Landlord and the Sub-Landlord. The Sub-Tenant shall have three (3) business days from the date of receiving fully executed Leases from the Landlord to review and approve the Leases.

b) The Sub-Tenant being able to determine that there is sufficient power, heating, ventilation and air conditioning for their operation to function properly.
These  clauses  are  for  the  sole  benefit  of  the  Sub-Tenant.

16.     SUB-LANDLORD'S  CONDITIONS  PRECEDENT

This  Offer  to  Sub-Lease  is  subject  to  and  conditional  upon:

a) The Sub-Landlord's review and approval of the Sub-Tenant's financial status as it relates to their ability to pay rent. The Sub-Landlord shall have three (3) business days from the date of acceptance to review and approve the Sub-Tenant's financial condition.

This  clause  is  for  the  sole  benefit  of  the  Sub-Tenant.

17.     ACCEPTANCE

This Offer shall be irrevocable and open for acceptance until 4:00 p.m. on the 28th day of August, 2000, after which time if not accepted this Offer shall be null and void and the Deposit shall be returned in full to the Sub-Tenant. This Offer may be accepted by signing and returning one duplicate copy or facsimile of this Offer.

DATED  this  25th  day  of  August,  2000.

MERLIN  SOFTWARE  TECHNOLOGIES  INC.
SUB-TENANT

Per:     /s/  signed
         -----------

Per:     /s/  signed
         -----------

                                   ACCEPTANCE

The Sub-Landlord hereby accepts the above Offer this _____ day of ___________, 20_____.

SAMSPORTS.COM
SUB-LANDLORD

Per:

Per:

                               LANDLORD'S CONSENT

The Landlord hereby consents the above Offer this _____ day of ___________, 20_____.

GRAPPA  INVESTMENTS  CORPORATION

LANDLORD

Per:

Per:

                                  SCHEDULE "A"

                                      PLAN